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                                 EXHIBIT 99.11

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is made as of ________________, 1998, by and among National Specialty Lines, Inc., a Florida corporation (the "Employer"), McRae B. Johnston (the "Executive") and GAINSCO, INC., a Texas corporation ("GAINSCO").

                                    RECITALS

         Concurrently with the execution and delivery of this Agreement, GAINSCO is purchasing all of the issued and outstanding shares of capital stock of Employer and Lalande Financial Group, Inc., a Florida corporation ("Lalande") owned by the Executive pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated ______________, 1998, among GAINSCO, Executive, Employer and Lalande. Employer and GAINSCO desire the Executive's continued employment with the Employer, and the Executive wishes to accept such continued employment, upon the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         In consideration of the premises, mutual covenants and agreements set forth and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I.

         "Basic Compensation"--Salary and Benefits.

         "Board of Directors"--the board of directors of the Employer or other company if so specified.

         "Confidential Information"--information that is used in the Employer's business and

         (a) is proprietary to, about or created by the Employer;

         (b) gives the Employer some competitive advantage, the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Employer;

         (c) is not typically disclosed to non-employees by the Employer, or otherwise is treated as confidential by the Employer; or



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         (d) is designated as Confidential Information by the Employer or from all the relevant circumstances should reasonably be assumed by the Executive to be confidential to the Employer.

Confidential Information shall not include (i) information already in Executive's possession prior to the date of this Agreement and that was not acquired or obtained from Employer or pursuant to a confidentiality agreement;
(ii) information that is obtained or was previously obtained by the Executive from a third Person who, insofar as is known to the Executive after reasonable inquiry, is not prohibited from transmitting the information to the Executive by contractual, legal or fiduciary obligation to the Employer; or (iii) information that is, or becomes, generally available to the public other than as a result of a direct or indirect disclosure by the Executive.

         "Effective Date"--the date stated in the first paragraph of the Agreement.

         "Employee Invention"--all discoveries, inventions, improvements, designs, innovations and works of authorship (including all data and records pertaining thereto) that relate to the business of Employer, whether or not able to be patented, copyrighted or reduced to writing, that Employee may discover, invent or originate during the term of his employment hereunder, and for a period of six months thereafter, either alone or with others and whether or not during working hours or by the use of the facilities of Employer.

         "Fiscal Year"--the Employer's fiscal year, as it exists on the Effective Date or as changed from time to time.

         "Person"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.


                                   ARTICLE II

                           EMPLOYMENT TERMS AND DUTIES

         2.1 Employment. The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, upon the terms and conditions set forth in this Agreement.

         2.2 Term. Subject to the provisions of Article VI, the term of the Executive's employment under this Agreement will be three (3) years, beginning on the Effective Date and ending on the third anniversary of the Effective Date (the "Initial Term"). The Agreement will be extended for additional one-year periods on each anniversary of the Effective Date unless either party delivers written notice of election not to renew to the other party at least 45 days prior to the applicable anniversary of the Effective Date (the Initial Term plus all such extended periods are sometimes collectively referred to herein as the "Term").

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         2.3 Duties. The Executive will have such duties as are assigned or delegated to the Executive by the Board of Directors or Chief Executive Officer of GAINSCO, and will initially serve as President of Employer. The Executive will devote his entire business time, attention, skill, and energy exclusively to the business of Employer, will use his best efforts to promote the success of Employer's business, and will cooperate fully with the Board of Directors of GAINSCO in the advancement of the best interests of Employer. If the Executive is elected as a director of the Employer, or as a director or officer of any of its affiliates, the Executive will fulfill his duties as such director or officer without additional compensation.


                                   ARTICLE III

                                  COMPENSATION

         3.1 Basic Compensation.

         (a) Salary. The Executive will be paid an annual salary of $280,000, subject to adjustment as provided below (the "Salary"), which will be payable in equal periodic installments according to the Employer's customary payroll practices, but no less frequently than monthly. The Salary will be reviewed by the Board of Directors not less frequently than annually.

         (b) Benefits. The Executive will, during the Term, be permitted to participate in such pension, life insurance, hospitalization, major medical, disability and other employee benefit plans of the Employer that may be in effect from time to time, to the extent the Executive is eligible under the terms of those plans (collectively, the "Benefits").

         3.2 Stock Options. The Executive shall be entitled to participate in any stock option plan, employee stock ownership plan or similar plan of GAINSCO, subject to the approval of the Chief Executive Officer of GAINSCO and to the extent the Executive is eligible under the terms of such plan.


                                   ARTICLE IV

                             FACILITIES AND EXPENSES

         The Employer will furnish the Executive office space, equipment, supplies, and such other facilities and personnel as the Employer deems necessary or appropriate for the performance of the Executive's duties under this Agreement. The Employer will pay a reasonable automobile allowance to Executive and will pay on behalf of the Executive (or reimburse the Executive for) reasonable expenses incurred by the Executive at the request of, or on behalf of, the Employer in the performance of the Executive's duties pursuant to this Agreement, and in accordance with the Employer's employment policies, including reasonable expenses incurred by the Executive in attending conventions, seminars, and other business meetings, in appropriate business

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entertainment activities, and for promotional expenses. The Executive must file expense reports with respect to such expenses in accordance with the Employer's policies.


                                    ARTICLE V

                             VACATIONS AND HOLIDAYS

         The Executive will be entitled to three (3) weeks' paid vacation each Fiscal Year in accordance with the vacation policies of the Employer in effect for its executive officers from time to time. Vacation must be taken by the Executive at such time or times as approved by the Chairman of the Board or Chief Executive Officer of GAINSCO. The Executive will also be entitled to the paid holidays set forth in the Employer's policies.


                                   ARTICLE VI

                                   TERMINATION

         6.1 (a) Disability. Employer may terminate this Agreement for Disability. "Disability" shall exist if because of ill health, physical or mental disability, or any other reason beyond his control, and notwithstanding reasonable accommodations made by Employer, the Executive shall have been unable, unwilling or shall have failed to perform his duties under this Agreement, as determined in good faith by the Chairman of the Board of GAINSCO, for a period of 180 consecutive days, or if, in any 12-month period, the Executive shall have been unable or unwilling or shall have failed to perform his duties for a period of 270 days, irrespective of whether or not such days are consecutive.

         (b) Cause. Employer may terminate the Executive's employment for Cause. Termination for "Cause" shall mean termination because of the Executive's (i) gross incompetence, (ii) willful gross misconduct that causes material economic harm to Employer or GAINSCO or that brings substantial discredit to Employer's or GAINSCO's reputation, (iii) failure to follow directions of the Board of Directors that are consistent with his duties under this Agreement, (iv) final, nonappealable conviction of a felony involving moral turpitude, or (v) material breach of any provision of this Agreement. Items (i), (iii) and (v) of this subsection shall not constitute Cause unless Employer notifies the Executive thereof in writing, specifying in reasonable detail the basis therefor and stating that it is grounds for Cause, and unless the Executive fails to cure such matter within 60 days after such notice is sent or given under this Agreement. The Executive shall be permitted to respond and to defend himself before the Board of Directors or any appropriate committee thereof within a reasonable time after written notification of any proposed termination for Cause under item (i), (ii), (iii) or (v) of this subsection.

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         (c) Without Cause. During the Term, Employer may terminate the
Executive's employment Without Cause, subject to the provisions of subsection 6.2(d). Termination "Without Cause" shall mean termination of the Executive's employment by Employer other than termination for Cause or for Disability.

         (d) Employer Breach. The Executive may terminate his employment hereunder for Employer Breach. For purposes of this Agreement "Employer Breach" shall mean (i) the relocation of the Executive outside of the Miami-Dade County and Broward County, Florida, area or (ii) any material breach of this Agreement by Employer, including without limitation any material reduction in Executive's Salary or in the authority, duties and responsibilities that the Executive has on the date of this Agreement; provided, however, that a material breach of this Agreement by Employer shall not constitute Employer Breach unless the Executive notifies Employer in writing of the breach, specifying in reasonable detail the nature of the breach and stating that such breach is grounds for Employer Breach, and unless Employer fails to cure such breach within 60 days after such notice is sent or given under this Agreement.

         (e) Without Good Reason. During the Term, the Executive may terminate his employment Without Good Reason. Termination "Without Good Reason" shall mean termination of the Executive's employment by the Executive other than termination for Employer Breach.

         (f) Explanation of Termination of Employment. Any party terminating this Agreement shall give prompt written notice ("Notice of Termination") to the other party hereto advising such other party of the termination of this Agreement. Within thirty (30) days after notification that the Agreement has been terminated, the terminating party shall deliver to the other party hereto a written explanation, which shall state in reasonable detail the basis for such termination and shall indicate whether termination is being made for Cause, Without Cause or for Disability (if Employer has terminated the Agreement) or for Employer Breach or Without Good Reason (if the Executive has terminated the Agreement).

         (g) Date of Termination. "Date of Termination" shall mean the date on which Notice of Termination is sent or given under this Agreement.

         6.2 Compensation During Disability or Upon Termination.

         (a) During Disability. During any period that the Executive fails to perform his duties hereunder because of ill health, physical or mental disability, or any other reason beyond his control, he shall continue to receive his full Basic Compensation until the Date of Termination.

         (b) Termination for Disability. If Employer shall terminate the Executive's employment for Disability, Employer's obligation to pay Basic Compensation shall terminate, except that Employer shall pay the Executive (i) accrued but unpaid Basic Compensation through the Date of Termination, and (ii) the benefits set forth in Section 6.2(e).

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         (c) Termination for Cause or Without Good Reason. If Employer shall terminate the Executive's employment for Cause or if the Executive shall terminate his employment Without Good Reason, then Employer's obligation to pay Basic Compensation shall terminate, except that Employer shall pay the Executive his accrued but unpaid Basic Compensation through the Date of Termination.

         (d) Termination Without Cause or for Employer Breach. If Employer shall terminate the Executive's employment Without Cause or if the Executive shall terminate his employment for Employer Breach, then Employer shall pay to the Executive, as severance pay in a lump sum on the 15th day following the Date of Termination, the following amounts:

                  (i) his then-unpaid Salary through the Date of Termination at the rate in effect as of the Date of Termination; and

                  (ii) in lieu of any further Salary for periods subsequent to the Date of Termination, an amount equal to the balance of Executive's Base Salary through the remainder of the Term.

If the Executive terminates his employment for Employer Breach based upon a material reduction by Employer of the Executive's Salary, then for purposes of this subsection 6.2(d), the Executive's Salary as of the Date of Termination shall be deemed to be the Executive's Salary immediately prior to the reduction that the Executive claims as grounds for Employer Breach.

         (e) Employee Benefits. Unless Employer terminates the Executive's employment for Cause or the Executive terminates his employment Without Good Reason, Employer shall maintain in full force and effect (to the extent consistent with past practice), for the continued benefit of the Executive and, if applicable, his wife and children, the Benefits that Executive was entitled to receive immediately prior to the Date of Termination (subject to the general terms and conditions of the plans and programs under which he receives such benefits) for twelve months or the balance of the Term, whichever is shorter, provided that his continued participation or, if applicable, the participation of his wife and children, is possible under the general terms and conditions of such plans and programs.

         (f) No Mitigation. The Executive shall not be required to mitigate the amount of any payment provided for in this Section 6.2 by seeking other employment or otherwise.

         6.3 Death of Executive. If the Executive dies prior to the expiration of this Agreement, the Executive's employment and other obligations under this Agreement shall automatically terminate and all compensation, to which the Executive is or would have been entitled hereunder (including without limitation under Section 3.1), shall terminate as of the end of the month in which the Executive's death occurs; provided, however, that for the balance of the Term, the Executive's wife and children shall be entitled to receive the Benefits that they were entitled to receive immediately prior to the death of the Executive (subject to the general terms and conditions of the plans and programs under which they receive such benefits) for twelve

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months or the balance of the Term, whichever is shorter, provided that their continued participation is possible under the general terms and conditions of such plans and programs.


                                   ARTICLE VII

                  NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS

         7.1 Acknowledgments by the Executive. The Executive acknowledges that
(a) during the Term and as a part of his employment, the Executive will be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Employee Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Employee Invention; (d) GAINSCO has required that the Executive make the covenants in this Article VII as a condition to GAINSCO's purchase of the shares of capital stock of Employer and Lalande owned by Executive, pursuant to the Stock Purchase Agreement; and (e) the provisions of this Article VII are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Employee Inventions.

         7.2 Agreements of the Executive. In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:

         (a) Confidentiality.

                  (i) During and following the Term, the Executive will hold in confidence the Confidential Information and will not disclose it to any Person except with the specific prior written consent of the Employer or except as otherwise expressly permitted by the terms of this Agreement.

                  (ii) Any trade secrets of the Employer will be entitled to all of the protections and benefits under applicable law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submit proof of the economic value of any trade secret or post a bond or other security.

                  (iii) None of the foregoing obligations and restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a direct or indirect disclosure by the Executive.


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                  (iv) The Executive will not remove from the Employer's
         premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Term, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

         (b) Employee Inventions. Each Employee Invention will belong exclusively to the Employer. The Executive covenants that he will promptly:

                  (i) disclose to the Employer in writing any Employee
         Invention;

                  (ii) assign to the Employer or to a party designated by the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Employee Invention for the United States and all foreign jurisdictions;

                  (iii) execute and deliver to the Employer such applications, assignments, and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

                  (iv) sign all other papers necessary to carry out the above obligations; and

                  (v) give testimony and render any other assistance in support of the Employer's rights to any Employee Invention.

         7.3 Disputes or Controversies. The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

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                                  ARTICLE VIII

                      NON-COMPETITION AND NON-INTERFERENCE

         8.1 Acknowledgments by the Executive. The Executive acknowledges that:
(a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) the Employer's business is currently national in scope and its services and products are marketed throughout the United States; (c) the Employer competes with other businesses that are or could be located in any part of the United States; (d) GAINSCO has required that the Executive make the covenants set forth in this
Article VIII as a condition to GAINSCO's purchase of the shares of capital stock of Employer and Lalande owned by Executive, pursuant to the Stock Purchase Agreement; and (e) the provisions of this Article VIII are reasonable and necessary to protect the Employer's business.

         8.2 Covenants of the Executive. In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:

         (a) during the Term, except in the course of his employment hereunder, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products, services or activities compete in whole or in part with the products, services or activities of the Employer, GAINSCO or any affiliate thereof anywhere in the world; provided, however, that the Executive may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of securities of any enterprise involved in the Business (but without otherwise participating in the activities of such enterprise), other than GAINSCO, if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934; and further provided that Executive may purchase securities of GAINSCO in those purchase windows authorized for GAINSCO's officers by the chief executive officer of GAINSCO;

         (b) during the Post-Agreement Period (as defined below), directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products, services or activities are involved in, directly or indirectly or in whole or in part, the Business (as defined below) in the geographical areas in which Employer, GAINSCO or any affiliate thereof is involved in the Business as of the date of termination of Executive's employment hereunder and during the Post-Employment Period; provided, however, that the Executive may purchase or otherwise acquire, directly or indirectly, up to (but not more than) five percent of any class of securities of any enterprise involved in the Business (but without otherwise participating in the activities of such

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enterprise), if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

         (c) whether for the Executive's own account or for the account of any other Person, at any time during the Term and the Post-Agreement Period, solicit business of the same or similar type being carried on by the Employer, from any Person known by the Executive to be a customer of the Employer, whether or not the Executive had personal contact with such Person during and by reason of the Executive's employment with the Employer;

         (d) whether for the Executive's own account or the account of any other Person (i) at any time during the Term and the Post-Agreement Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any Person who is or was an employee of the Employer at any time during the Term or in any manner induce or attempt to induce any employee of the Employer to terminate his employment with the Employer; or (ii) at any time during the Term and the Post-Agreement Period, interfere with the Employer's relationship with any Person, including any Person who at any time during the Term was an employee, agent, insurer, or customer of the Employer; or

         (e) at any time during or after the Term, disparage the Employer or any of its shareholders, directors, officers, employees, or agents.

For purposes of this Section 8.2, the term "Post-Agreement Period" means the period beginning on the date of termination of the Executive's employment with the Employer, plus the remainder of the Term, if any, not fulfilled by Executive due to the termination of this Agreement by Employer for Cause or by Executive Without Good Reason, plus three years; provided, however, that, notwithstanding anything to the contrary in this Agreement or the Stock Purchase Agreement, in the event of a Change of Control Trigger (as defined in the Stock Purchase Agreement), the "plus three years" tail of the Post-Agreement Period shall be reduced in proportion to the Earnout Consideration (as defined in the Stock Purchase Agreement) not received by the Seller (as defined in the Stock Purchase Agreement). The three-year period will be defined as 36 months which will then be multiplied by a fraction, the numerator of which is the total of all payments received by Seller under Section 2.3 of the Stock Purchase Agreement, and the denominator of which is the Earnout Consideration, and rounded to the next whole month. By way of example, but not of limitation, if a Change of Control Trigger occurs during the first Earnout Period (as defined in the Stock Purchase Agreement), and as a result thereof, Seller received $2,000,000 out of a total possible Earnout Consideration of $10,000,000 to be received by Seller, the 36-month period of the Post-Agreement Period shall be reduced so that it equals two-tenths of 36 months rounded to the next whole month, or 8 months; and provided further that in no event shall the tail period be reduced to fewer than six months.

For purposes of this Section 8.2, the term "Business" means the business of writing, underwriting, selling, claims adjusting, premium financing or acting as an agent with respect to nonstandard private passenger automotive insurance.


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         If any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.

         The period of time applicable to any covenant in this Section 8.2 will be extended by the duration of any violation by the Executive of such covenant.

         The Executive will, while the covenant under this Section 8.2 is in effect, give notice to the Employer, within ten days after accepting any other employment, of the identity of the Executive's employer. GAINSCO or the Employer may notify such employer that the Executive is bound by this Agreement and, at the Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Injunctive Relief and Additional Remedy. The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Articles VII and VIII) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief.

         9.2 Covenants of Articles VII and VIII Are Essential and Independent Covenants. The covenants by the Executive in Articles VII and VIII are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, GAINSCO would not have purchased the capital stock of Employer and Lalande owned by Executive under the Stock Purchase Agreement and the Employer would not have entered into this Agreement or employed or continued the employment of the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer.

         The Executive's covenants in Articles VII and VIII are independent covenants and the existence of any claim by the Executive against the Employer under this Agreement or otherwise, or against GAINSCO, will not excuse the Executive's breach of any covenant in Articles VII or VIII.

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         If the Executive's employment hereunder expires or is terminated, this
Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Articles VII and VIII.

         9.3 Representations and Warranties by the Executive. The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

         9.4 Obligations Contingent on Performance. The obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder.

         9.5 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

         9.6 Binding Effect; Delegation of Duties Prohibited. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

         9.7 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

         If to Employer:

                  National Specialty Lines, Inc.
                  500 Commerce Street
                  Fort Worth, Texas 76102-5439
                  Attention: President
                  Facsimile No.: (817) 335-1230


         Executive:

                  McRae B. Johnston
                  730 Northwest 107th Avenue
                  Second Floor
                  Miami, Florida 33172
                  Facsimile No.: (305) 222-1318

         with a copy to:

                  Robert A. Stamen
                  Packman, Neuwahl & Rosenberg
                  1500 San Remo Avenue, Suite 125
                  Coral Gables, Florida 33146
                  Facsimile No.: (305) 665-1244

         GAINSCO:

                  GAINSCO, INC.
                  500 Commerce Street
                  Fort Worth, Texas 76102-5439
                  Attention: Chief Executive Officer
                  Facsimile No.: (817) 338-1454

         with a copy to:

                  Brian D. Barnard
                  Haynes and Boone, LLP
                  201 Main Street
                  Suite 2200
                  Fort Worth, Texas 76102
                  Facsimile No.: (817) 347-6650

         9.8 Entire Agreement; Amendments. This Agreement, the Stock Purchase Agreement, and the documents executed in connection with the Stock Purchase Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

         9.9 Governing Law. This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

         9.10 Jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against either of the parties in the courts of the State of Texas, County of Tarrant, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, Fort Worth Division, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

         9.11 Section and Article Headings, Construction. The headings of Sections and Articles in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" and "Article" or "Articles" refer to the corresponding Section or Sections and Article or Articles of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         9.12 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         9.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         9.14 Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE A JURY TRIAL IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

                                  EXECUTIVE:
 .


                                  ---------------------------------------------
                                  McRae B. Johnston



                                  GAINSCO, INC.



                                  By:
                                     ------------------------------------------
                                  Name: Glenn W. Anderson
                                  Title: President and Chief Executive Officer




                                  NATIONAL SPECIALTY LINES, INC.




                                  By:
                                     ------------------------------------------
                                  Name: McRae B. Johnston
                                  Title: President